SEMI-ANNUAL REPORT
NOVEMBER 30, 1999


Mercury
U.S. Large Cap
Fund


OF MERCURY ASSET
MANAGEMENT FUNDS, INC.


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Fund seeks long-term capital growth through investments primarily in a diversified portfolio of equity securities of large cap companies located in the United States that Fund management believes are undervalued or have good prospects for earnings growth. The Fund will seek to achieve its objective by investing all of its assets in Mercury Master U.S. Large Cap Portfolio of Mercury Asset Management Master Trust, which has the same investment objective as the Fund. The Fund's investment experience will correspond to the investment experience of the Portfolio.




Mercury U.S. Large Cap Fund of
Mercury Asset Management Funds, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper





MERCURY MASTER U.S. LARGE CAP PORTFOLIO


SECTOR REPRESENTATION

As a Percentage of Net Assets as of November 30, 1999

A pie chart depicting portfolio composition according to sector representation of equities and fixed-income securities for the quarter ended November 30, 1999.

Basic Industry                  0.9%
Technology                     25.0%
Finance                        13.0%
Communications                 14.6%
Consumer Cyclical              10.3%
Capital Goods                   9.9%
Healthcare                      9.2%
Energy/Natural Resources        7.2%
Consumer Staples                8.0%
Cash and Cash Equivalents       1.9%


INVESTMENTS AS OF NOVEMBER 30, 1999


                                                        Percent of
Ten Largest Holdings                                    Net Assets

General Electric Company                                   5.6%
Microsoft Corporation                                      4.0
Cisco Systems, Inc.                                        3.8
America Online, Inc.                                       3.0
Wal-Mart Stores, Inc.                                      2.9
The Procter & Gamble Company                               2.8
American International Group, Inc.                         2.8
JDS Uniphase Corporation                                   2.8
Texas Instruments Incorporated                             2.7
Bell Atlantic Corporation                                  2.6


                                                        Percent of
Ten Largest Industries                                  Net Assets

Computer & Office Equipment                               16.1%
Telephones                                                14.6
Electronics                                                8.9
Pharmaceuticals                                            8.6
Electrical Equipment                                       7.7
Retailing                                                  7.4
Regional Banks                                             6.4
International Oil                                          4.7
Household Products                                         4.0
Finance Companies                                          3.8


November 30, 1999   2   Mercury U.S. Large Cap Fund


DEAR SHAREHOLDER


We are pleased to provide you with this semi-annual report to shareholders for Mercury U.S. Large Cap Fund. For the three months ended November 30, 1999, the Fund's Class I, Class A, Class B and Class C Shares had total returns of +11.66%, +11.68%, +11.33% and +11.33%, respectively. This compares with the total return of +5.52% for the unmanaged Standard & Poor's (S&P) 500 Index for the same three-month period. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.)

Investment Environment
After the Federal Reserve Board raised interest rates in mid-August by 0.25% to 5.25%, investors were concerned that the Federal Reserve Board would raise interest rates again at its October meeting. This investor nervousness pushed up the yield on 30-year Treasury bonds to 6.12%. However, an expected October interest rate increase did not materialize, and at the end of October the market was boosted by a third quarter gross domestic product growth rate of 5.7%, combined with the employment cost index up only 0.8% for the quarter and 3.1% from a year ago. The 30-year Treasury bond rallied, and pushed down the yield to 6.257%.

The Federal Reserve Board meeting on November 16, 1999 resulted in an increase in interest rates of 0.25% to 5.50%, although the Federal Reserve Board announced its move to a neutral stance. The upward yield curve move during the second half of the month was supported by a spike in oil prices to over $25 per barrel because of the withdrawal of Iraqi exports.

The bond market saw yields on the 30-year bond trading between a low of 5.972% and a high of 6.382%, closing the November quarter at 6.29%. Despite investor nervousness, the technology-rich National Association of Securities Dealers Automated Quotations (NASDAQ) showed strong performance, up 12.5% in November.

Market Review
During the three months ended November 30, 1999, the market outperformers were telecommunications and technology, which rallied toward the end of the period. During the same period, the unmanaged S&P 500 Index was up 5.2% and the unmanaged Russell 2000 Index was up 6.1%. In addition, the S&P Mid Cap Index was up 6.9% after underperforming over the summer. The outperformance of large-capitalization technology stocks was highlighted by the 23.4% increase over the same period in the technology-oriented NASDAQ 100, while the broader NASDAQ Composite Index increased by 21.8%.

Third quarter 1999 results were above expectations. The greatest positive surprises were the energy and communications sectors. Out of the flagship stocks, Microsoft Corporation showed strong growth with an upbeat outlook, International Business Machines Corporation was cautious on mainframes, and Intel Corporation's margin was light. The inclusion of Microsoft and SBC Communications Inc. in the Dow Jones Industrials Index was long overdue, in our view.


November 30, 1999   3   Mercury U.S. Large Cap Fund


Technology was the top performer after a strong start to the November quarter by the gold and financial sectors, but that outperformance was short-lived. Gold was boosted by the moratorium on new sales and restrictions on leasing announced by the European Central Banks. The financial sector was boosted by legislation that repealed the Glass-Steagall Act of 1933, which should allow banks, brokers and insurers to enter each other's markets. In November, technology was strong, particularly network software, on the back of strong mutual fund inflows and expectations of a strong first quarter in 2000. The inclusion of Yahoo Inc. in the S&P 500 Index at the end of the month represents the second Internet stock after America Online, Inc. We expect the first calendar quarter of 2000 to be strong as many companies release expenditures frozen in response to concerns surrounding the arrival of the Year 2000.

The market breadth was contracting through the period, and cyclical stocks (particularly the office equipment and suppliers sectors) were under pressure. The tobacco sector was dragged down by a Florida ruling in favor of class actions. The aerospace/ defense industry, particularly Lockheed Martin Corporation, was hit by poor results. Health maintenance organizations dropped 30% in response to a class action related to fiduciary duty. After the rush of corporate activity over the summer, there were fewer announcements on the transaction front.

Portfolio Activity
Over the quarter, we reduced our overweighting in retail with sales of Staples, Inc. and CVS Corporation, and increased our telecommunications overweight with additions to holdings of Bell
Atlantic Corporation and Global Crossing Ltd.

In the financial sector, we sold Bank One Corporation and purchased Citigroup, and in technology we reduced our position in Microsoft Corporation and bought more shares of Cisco Systems, Inc. and America Online, Inc. On the buy side, we purchased shares of Citrix Systems, Inc. and Conoco Inc. Other notable activity included reducing our holding of Tyco International Ltd.

Investment Outlook
Third quarter results were positive for the technology sector with Microsoft Corporation and Cisco Systems, Inc. showing impressive revenue growth rates. There is still room for multiple expansion on selective technology stocks given the creation of new markets, including the network stocks that supply the infrastructure for the data revolution. The telecommunications sector is also a beneficiary of the Internet and is likely to benefit from operational leverage.


November 30, 1999   4   Mercury U.S. Large Cap Fund


We expect domestic consumer spending to be sustainable in 2000 but we remain underweighted in the consumer staples sector because of price competition. Similarly, we are skeptical of the value in the financial area given the excess capital in the sector and the backdrop of increasing interest rates. In the energy sector, we prefer companies that we believe will benefit from relative earnings per share (EPS) momentum in 2000. The market is likely to broaden in 2000 although the equity investors are willing to reward companies that have consistently high EPS growth rates with handsome multiples.

Investors are cautious about the interest rate outlook. We believe this is justified given a revised third quarter of 1999 GDP growth rate of 5.7%. The bond market is likely to remain volatile, in our view. Currently, the Federal Reserve Board has adopted a neutral outlook. Believers in long-term, low inflation highlight the productivity benefits of software and the cost savings from the Internet.

In Conclusion
We thank you for your investment in Mercury U.S. Large Cap Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Jeffrey Peek)
Jeffrey Peek
President



(Michael Morony)
Michael Morony
Portfolio Manager


January 11, 2000



To reduce shareholders' expenses, Mercury U.S. Large Cap Fund will no longer be printing and mailing quarterly reports to shareholders. We will continue to provide you with reports on a semi-annual and annual basis.



November 30, 1999   5   Mercury U.S. Large Cap Fund




FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A shares after approximately 8 years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


RECENT PERFORMANCE RESULTS*

                                             3 Month      Since Inception
As of November 30, 1999                    Total Return     Total Return

Class I                                       +11.66%          +14.00%
Class A                                       +11.68           +13.80
Class B                                       +11.33           +13.00
Class C                                       +11.33           +13.00

[FN]
*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund commenced operations on 1/29/99.



November 30, 1999  6  Mercury U.S. Large Cap Fund



FUND PERFORMANCE DATA (CONCLUDED)


AGGREGATE TOTAL RETURN

                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*                           Charge         Charge**

Inception (1/29/99)
through 9/30/99                            +1.40%         -3.92%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                         Without           With
Class B Shares*                            CDSC           CDSC**

Inception (1/29/99)
through 9/30/99                            +0.70%         -3.30%

[FN]
 *Maximum contingent deferred sales charge
  is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.

                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*                           Charge         Charge**

Inception (1/29/99)
through 9/30/99                            +1.30%         -4.02%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                         % Return        % Return
                                         Without           With
Class C Shares*                            CDSC           CDSC**

Inception (1/29/99)
through 9/30/99                            +0.70%         -0.30%

[FN]
 *Maximum contingent deferred sales charge
  is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


November 30, 1999  7  Mercury U.S. Large Cap Fund



STATEMENT OF ASSETS AND
LIABILITIES
As of November 30, 1999
MERCURY U.S. LARGE CAP FUND
Assets:
Investment in Mercury Master U.S. Large Cap Portfolio, at value (identified
  cost--$907,591,961)                                                                      $1,044,801,064
Prepaid registration fees and other assets                                                        228,428
                                                                                           --------------
Total assets                                                                                1,045,029,492
                                                                                           --------------

Liabilities:
Payable to distributor                                                                            725,375
Payable to administrator                                                                           17,588
Accrued expenses and other liabilities                                                            453,632
                                                                                           --------------
Total liabilities                                                                               1,196,595
                                                                                           --------------

Net Assets:
Net assets                                                                                 $1,043,832,897
                                                                                           ==============

Net Assets Consist of:
Class I Shares of Common Stock, $.0001 par value, 100,000,000
  shares authorized                                                                         $       1,058
Class A Shares of Common Stock, $.0001 par value, 100,000,000
  shares authorized                                                                                 1,092
Class B Shares of Common Stock, $.0001 par value, 100,000,000
  shares authorized                                                                                 4,660
Class C Shares of Common Stock, $.0001 par value, 100,000,000
  shares authorized                                                                                 2,408
Paid-in capital in excess of par                                                              922,329,256
Accumulated investment loss--net                                                               (3,126,335)
Accumulated realized capital losses on investments from the Portfolio--net                    (12,588,345)
Unrealized appreciation on investments from the Portfolio--net                                137,209,103
                                                                                           --------------
Net assets                                                                                 $1,043,832,897
                                                                                           ==============

Net Asset Value:

Class I--Based on net assets of $120,616,097 and 10,577,946 shares
  outstanding                                                                              $        11.40
                                                                                           ==============
Class A--Based on net assets of $124,278,048 and 10,923,387 shares
  outstanding                                                                              $        11.38
                                                                                           ==============
Class B--Based on net assets of $526,743,112 and 46,595,764 shares
  outstanding                                                                              $        11.30
                                                                                           ==============
Class C--Based on net assets of $272,195,640 and 24,079,167 shares
  outstanding                                                                              $        11.30
                                                                                           ==============



See Notes to Financial Statements.



November 30, 1999   8   Mercury U.S. Large Cap Fund



STATEMENT OF OPERATIONS
For the Six Months Ended November 30, 1999
MERCURY U.S. LARGE CAP FUND
Investment Income:
Investment income allocated from the Portfolio                                             $    4,922,399
Expenses allocated from the Portfolio                                                          (2,645,862)
                                                                                           --------------
Net investment income from the Portfolio                                                        2,276,537
                                                                                           ==============

Expenses:
Account maintenance and distribution fees--Class B                          $  2,498,896
Account maintenance and distribution fees--Class C                             1,290,009
Administration fee                                                               746,576
Transfer agent fees--Class B                                                     270,209
Account maintenance fees--Class A                                                155,508
Transfer agent fees--Class C                                                     145,383
Printing and shareholder reports                                                  61,686
Registration fees                                                                 57,243
Transfer agent fees--Class A                                                      56,152
Transfer agent fees--Class I                                                      51,029
Offering costs                                                                    42,540
Professional fees                                                                 15,343
Accounting services                                                                9,531
Other                                                                              2,767
                                                                          --------------
Total expenses                                                                                  5,402,872
                                                                                           --------------
Investment loss--net                                                                           (3,126,335)
                                                                                           --------------

Realized & Unrealized Gain (Loss) from the Portfolio--Net:
Realized loss from the Portfolio on investments--net                                          (11,262,062)
Change in unrealized appreciation/depreciation on investments
  from the Portfolio--net                                                                     148,229,215
                                                                                           --------------
Net realized and unrealized gain on investments from the
  Portfolio                                                                                   136,967,153
                                                                                           --------------
Net Increase in Net Assets Resulting from Operations                                       $  133,840,818
                                                                                           ==============



See Notes to Financial Statements.




November 30, 1999   9   Mercury U.S. Large Cap Fund



STATEMENTS OF CHANGES
IN NET ASSETS
MERCURY U.S. LARGE CAP FUND
                                                                         For the Six       For the Period
                                                                         Months Ended    January 29, 1999++
                                                                          November 30,       to May 31,
Increase (Decrease) in Net Assets:                                            1999               1999
Operations:
Investment loss--net                                                      $   (3,126,335)  $   (1,733,591)
Realized loss on investments from the Portfolio--net                         (11,262,062)      (1,326,283)
Change in unrealized appreciation/depreciation on
  investments from the Portfolio--net                                        148,229,215      (11,020,112)
                                                                          -------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                                 133,840,818      (14,079,986)
                                                                          -------------------------------

Capital Share Transactions:
Net increase (decrease) in net assets derived from capital
  share transactions                                                         (12,783,128)     936,755,193
                                                                          -------------------------------

Net Assets:
Total increase in net assets                                                 121,057,690      922,675,207
Beginning of period                                                          922,775,207          100,000
                                                                          -------------------------------
End of period                                                             $1,043,832,897   $  922,775,207
                                                                          ===============================

++Commencement of operations.

  See Notes to Financial Statements.



November 30, 1999   10   Mercury U.S. Large Cap Fund



FINANCIAL HIGHLIGHTS

MERCURY U.S. LARGE CAP FUND
The following per share data and ratios have been derived from information provided in the financial statements.

                                                             Class I                       Class A
                                                     For the         For the        For the        For the
                                                       Six            Period          Six           Period
                                                      Months         Jan. 29,       Months         Jan. 29,
                                                      Ended         1999++ to        Ended        1999++ to
                                                     Nov. 30,        May 31,        Nov. 30,       May 31,
Increase (Decrease) in Net Asset Value:             1999++++++         1999        1999++++++        1999
Per Share Operating Performance:
Net asset value, beginning of period                $   9.91       $  10.00       $   9.90       $  10.00
                                                    -----------------------------------------------------
Investment income (loss)--net                            .01             --+++++        --+++++        --+++++
Realized and unrealized gain (loss) on
  investments from the Portfolio--net                   1.48           (.09)          1.48           (.10)
                                                    -----------------------------------------------------
Total from investment operations                        1.49           (.09)          1.48           (.10)
                                                    -----------------------------------------------------
Net asset value, end of period                      $  11.40       $   9.91       $  11.38       $   9.90
                                                    =====================================================

Total Investment Return:**
Based on net asset value per share                     15.04%+++      (.90%)+++     14.95%+++      (1.00%)+++
                                                    =====================================================

Ratios to Average Net Assets:
Expenses++++                                            .81%*          .94%*         1.06%*         1.19%*
                                                    =====================================================
Investment income (loss)--net                           .18%*          .28%*         (.07%)*        (.04%)*
                                                    =====================================================

Supplemental Data:
Net assets, end of period (in thousands)            $120,616       $103,709       $124,278       $121,826
                                                    =====================================================


     *Annualized.
    **Total investment returns exclude the effects of sales charges. ++Commencement of operations.
  ++++Includes the Fund's share of the Portfolio's allocated expenses. ++++++Based on average shares outstanding.
   +++Aggregate total investment return.
 +++++Amount is less than $.01 per share.

      See Notes to Financial Statements.



November 30, 1999   11   Mercury U.S. Large Cap Fund




FINANCIAL HIGHLIGHTS (CONCLUDED)


MERCURY U.S. LARGE CAP FUND
The following per share data and ratios have been derived from information provided in the financial statements.

                                                             Class B                      Class C

                                                      For the        For the       For the        For the
                                                        Six           Period         Six           Period
                                                       Months        Jan. 29,       Months        Jan. 29,
                                                       Ended        1999++ to       Ended        1999++ to
                                                       Nov. 30,       May 31,       Nov. 30,       May 31,
Increase (Decrease) in Net Asset Value:              1999+++++         1999       1999+++++         1999
Per Share Operating Performance:
Net asset value, beginning of period                $   9.88       $  10.00       $   9.88       $  10.00
                                                    -----------------------------------------------------
Investment loss--net                                    (.04)          (.03)          (.04)          (.02)
Realized and unrealized gain (loss) on
  investments from the Portfolio--net                   1.46           (.09)          1.46           (.10)
                                                    -----------------------------------------------------
Total from investment operations                        1.42           (.12)          1.42           (.12)
                                                    -----------------------------------------------------
Net asset value, end of period                      $  11.30       $   9.88       $  11.30       $   9.88
                                                    =====================================================

Total Investment Return:**
Based on net asset value per share                    14.37%+++      (1.20%)+++     14.37%+++      (1.20%)+++
                                                    =====================================================

Ratios to Average Net Assets:
Expenses++++                                           1.82%*         1.96%*         1.83%*         1.96%*
                                                    =====================================================
Investment loss--net                                   (.84%)*        (.82%)*        (.84%)*        (.82%)*
                                                    =====================================================

Supplemental Data:
Net assets, end of period (in thousands)            $526,743       $460,464       $272,196       $236,776
                                                    =====================================================


    *Annualized.
   **Total investment returns exclude the effects of sales charges. ++Commencement of operations.
 ++++Includes the Fund's share of the Portfolio's allocated expenses.
  +++Aggregate total investment return.
+++++Based on average shares outstanding.

     See Notes to Financial Statements.


November 30, 1999   12   Mercury U.S. Large Cap Fund



NOTES TO FINANCIAL STATEMENTS


Mercury U.S. LARGE CAP FUND

1  Significant Accounting Policies:
Mercury U.S. Large Cap Fund (the "Fund") is a part of Mercury Asset Management Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Mercury Master U.S. Large Cap Portfolio (the "Portfolio") of Mercury Asset Management Master Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distribution expenditures). The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Valuation of securities is discussed in Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Income--The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.


November 30, 1999   13   Mercury U.S. Large Cap Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions are accounted for on a trade date basis.

2  Transactions with Affiliates:
The Corporation has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .15% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Corporation has also entered into a Distribution Agreement and Distribution Plans with Mercury Funds Distributor ("MFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                       Account
                   Maintenance Fee   Distribution Fee

Class A                  .25%             --
Class B                  .25%            .75%
Class C                  .25%            .75%

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., and selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor, MLPF&S and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor, MLPF&S and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended November 30, 1999, MFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class I and Class A Shares as follows:

                            MFD          MLPF&S

Class I                   $    50       $    954
Class A                   $11,456       $186,059



November 30, 1999   14   Mercury U.S. Large Cap Fund



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


For the six months ended November 30, 1999, MLPF&S received contingent deferred sales charges of $936,086 and $183,399 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $31,769 relating to transactions subject to front-end sales charge waivers in Class A Shares.

Financial Data Services, Inc. ("FDS"), an indirect wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Corporation are officers and/or directors or trustees of the Trust, Mercury Asset Management International Ltd. ("Mercury International"), FAM, PSI, PFD, FDS, and/or ML & Co.

3  Investments:
Increases and decreases in the Fund's investment in the Portfolio for the six months ended November 30, 1999 were $20,522,184 and $38,764,850, respectively.

4  Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(12,783,128) and $936,755,193 for the six months ended November 30, 1999 and for the period January 29, 1999 to May 31, 1999, respectively.

Transactions in capital shares for each class were as follows:

Class I Shares for the Six Months
Ended November 30, 1999                        Shares      Dollar Amount

Shares sold                                   1,323,786      $13,939,598
Shares redeemed                              (1,207,527)     (12,707,079)
                                         -------------------------------
Net increase                                    116,259      $ 1,232,519
                                         ===============================

Class I Shares for the Period January 29, 1999++
to May 31, 1999                                Shares      Dollar Amount

Shares sold                                  11,040,475     $112,204,404
Shares redeemed                                (581,288)      (5,951,042)
                                         -------------------------------
Net increase                                 10,459,187     $106,253,362
                                         ===============================
[FN]
++Prior to January 29, 1999 (commencement of operations), the Fund issued 2,500 shares to Mercury International for $25,000.


Class A Shares for the Six Months
Ended November 30, 1999                        Shares      Dollar Amount

Shares sold                                   1,164,778     $ 12,107,059
Automatic conversion of shares                       64              703
                                         -------------------------------
Total issued                                  1,164,842       12,107,762
Shares redeemed                              (2,542,454)     (26,631,292)
                                         -------------------------------
Net decrease                                 (1,377,612)    $(14,523,530)
                                         ===============================


November 30, 1999   15   Mercury U.S. Large Cap Fund


NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

Class A Shares for the Period January 29, 1999++ to May 31, 1999 SharesDollar Amount

Shares sold                                  13,021,908     $130,676,870
Shares redeemed                                (723,409)      (7,288,570)
                                         -------------------------------
Net increase                                 12,298,499     $123,388,300
                                         ===============================

[FN]
++Prior to January 29, 1999 (commencement of operations), the Fund issued 2,500 shares to Mercury International for $25,000.


Class B Shares for the Six Months
Ended November 30, 1999                       Shares       Dollar Amount

Shares sold                                   3,009,599     $ 31,384,303
Automatic conversion of shares                      (64)            (703)
Shares redeemed                              (3,024,157)     (31,809,251)
                                         -------------------------------
Net decrease                                    (14,622)    $   (425,651)
                                         ===============================

Class B Shares for the Period January 29, 1999++
to May 31, 1999                               Shares       Dollar Amount

Shares sold                                  48,075,512     $481,578,245
Shares redeemed                              (1,467,626)     (14,818,009)
                                         -------------------------------
Net increase                                 46,607,886     $466,760,236
                                         ===============================

[FN]
++Prior to January 29, 1999 (commencement of operations), the Fund issued 2,500 shares to Mercury International for $25,000.


Class C Shares for the Six Months
Ended November 30, 1999                       Shares       Dollar Amount

Shares sold                                   2,229,670     $ 23,221,120
Shares redeemed                              (2,118,352)     (22,287,586)
                                         -------------------------------
Net increase                                    111,318     $    933,534
                                         ===============================


Class C Shares for the Period January 29, 1999++
to May 31, 1999                               Shares       Dollar Amount

Shares sold                                  24,968,499     $250,490,253
Shares redeemed                              (1,003,150)     (10,136,958)
                                         -------------------------------
Net increase                                 23,965,349     $240,353,295
                                         ===============================

[FN]
++Prior to January 29, 1999 (commencement of operations), the Fund issued 2,500 shares to Mercury International for $25,000.



November 30, 1999   16   Mercury U.S. Large Cap Fund



SCHEDULE OF INVESTMENTS

MERCURY MASTER U.S. LARGE CAP PORTFOLIO
                                                                                             In US Dollars
                   Shares                                                                          Percent of
Industries          Held                    Common Stocks                             Value        Net Assets
Aerospace            406,700    United Technologies Corporation                 $   22,978,550          2.2%

Autos & Auto         168,500    Ford Motor Company                                   8,509,250          0.8
Related

Beverages            442,600    PepsiCo, Inc.                                       15,297,362          1.5

Computer &           424,900  ++America Online, Inc.                                30,884,919          3.0
Office               131,600  ++BMC Software, Inc.                                   9,582,125          0.9
Equipment            451,500  ++Cisco Systems, Inc.                                 40,239,938          3.8
                     145,500  ++Citrix Systems, Inc.                                13,831,594          1.3
                     379,200  ++Dell Computer Corporation                           16,305,600          1.6
                     188,030  ++EMC Corporation                                     15,712,257          1.5
                     456,300  ++Microsoft Corporation                               41,523,300          4.0
                                                                                ----------------------------
                                                                                   168,079,733         16.1

Cosmetics &          202,600    The Estee Lauder Companies Inc.
Toiletries                      (Class A)                                            8,547,187          0.8

Domestic Oil         372,600    Conoco Inc. (Class B)                                9,757,463          0.9
                     264,500    Texaco Inc.                                         16,117,969          1.6
                                                                                    25,875,432          2.5
Electrical           450,100    General Electric Company                            58,513,000          5.6
Equipment             99,800    Honeywell Inc.                                      11,171,362          1.1
                     259,100    Tyco International Ltd.                             10,380,194          1.0
                                                                                ----------------------------
                                                                                    80,064,556          7.7

Electronics          222,800    Intel Corporation                                   17,072,050          1.6
                     127,700  ++JDS Uniphase Corporation                            29,203,394          2.8
                      66,500  ++Sun Microsystems, Inc.                               8,790,469          0.9
                     149,100  ++Tellabs, Inc.                                        9,663,544          0.9
                     295,200    Texas Instruments Incorporated                      28,357,650          2.7
                                                                                ----------------------------
                                                                                    93,087,107          8.9

Finance              140,300    American Express Company                            21,229,144          2.0
Companies             61,000    Providian Financial Corporation                      4,826,625          0.5
                     389,500    U.S. Bancorp                                        13,316,031          1.3
                                                                                    39,371,800          3.8



November 30, 1999   17   Mercury U.S. Large Cap Fund



SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                        In US Dollars
                   Shares                                                                          Percent of
Industries          Held                    Common Stocks                             Value        Net Assets
Food                 509,000  ++The Kroger Co.                                  $   10,848,062          1.0%
                     197,900  ++Safeway Inc.                                         7,297,562          0.7
                                                                                ----------------------------
                                                                                    18,145,624          1.7

Forest               147,400    Weyerhaeuser Company                                 9,028,250          0.9
Products

Household            436,100    The Dial Corporation                                12,238,056          1.2
Products             277,100    The Procter & Gamble Company                        29,926,800          2.8
                                                                                ----------------------------
                                                                                    42,164,856          4.0

Insurance            283,975    American International Group, Inc.                  29,320,419          2.8

International        274,100  ++Exxon Corporation                                   21,739,556          2.1
Oil                  260,300    Mobil Corporation                                   27,152,544          2.6
                                                                                ----------------------------
                                                                                    48,892,100          4.7

Media                440,900  ++Infinity Broadcasting Corporation
                                (Class A)                                           16,065,294          1.5
                     218,300    The Walt Disney Company                              6,085,112          0.6
                                                                                ----------------------------
                                                                                    22,150,406          2.1

Medical              112,200    Cardinal Health, Inc.                                5,869,463          0.6
Services

Pharmaceu-           314,500    Bristol-Myers Squibb Company                        22,978,156          2.2
ticals               321,000    Merck & Co., Inc.                                   25,198,500          2.4
                     336,800    Pfizer Inc.                                         12,187,950          1.2
                     215,200    Schering-Plough Corporation                         11,002,100          1.0
                     211,400    Warner-Lambert Company                              18,959,938          1.8
                                                                                ----------------------------
                                                                                    90,326,644          8.6

Regional             157,800    Bank of America Corporation                          9,231,300          0.9
Banks                503,000    Citigroup Inc.                                      27,099,125          2.6
                     317,500    FleetBoston Financial Corporation                   12,005,469          1.1
                     513,400    Mellon Financial Corporation                        18,707,012          1.8
                                                                                ----------------------------
                                                                                    67,042,906          6.4

Retailing            241,700    The Home Depot, Inc.                                19,109,406          1.8
                     187,700  ++Kohl's Corporation                                  13,549,594          1.3
                     520,860    Wal-Mart Stores, Inc.                               30,014,557          2.9
                     500,500    Walgreen Co.                                        14,577,063          1.4
                                                                                    77,250,620          7.4



November 30, 1999   18   Mercury U.S. Large Cap Fund


SCHEDULE OF INVESTMENTS (CONCLUDED)
                                                                                        In US Dollars
                   Shares                                                                          Percent of
Industries          Held                    Common Stocks                             Value        Net Assets
Telephones           230,750    AT&T Corp.                                      $   12,893,156          1.2%
                     434,800    Bell Atlantic Corporation                           27,528,275          2.6
                     326,504  ++Global Crossing Ltd.                                14,202,924          1.4
                     211,700  ++MCI WorldCom Inc.                                   17,504,944          1.7
                     157,900  ++Nextel Communications, Inc. (Class A)               15,651,837          1.5
                     240,600    SBC Communications Inc.                             12,496,162          1.2
                     372,000    Sprint Corp. (FON Group)                            25,807,500          2.5
                     290,400  ++Sprint Corp. (PCS Group)                            26,644,200          2.5
                                                                                ----------------------------
                                                                                   152,728,998         14.6

                                Total Investments
                                (Cost--$887,522,146)                             1,024,731,263         98.1

                                Time Deposit*                                       21,221,000          2.0

                                Liabilities in Excess of Other Assets               (1,151,085)        (0.1)
                                                                                ----------------------------
                                Net Assets                                      $1,044,801,178        100.0%
                                                                                ============================


 *Time deposit bears interest at 5.687% and matures on 12/01/1999. ++Non-income producing security.

  See Notes to Financial Statements.



November 30, 1999   19   Mercury U.S. Large Cap Fund


STATEMENT OF ASSETS AND
LIABILITIES
As of November 30, 1999
MERCURY MASTER U.S. LARGE CAP PORTFOLIO
Assets:
Investments, at value (identified cost--$887,522,146)                                      $1,024,731,263
Cash                                                                                              550,663
Time Deposits                                                                                  21,221,000
Receivables:
 Securities sold                                                          $   10,023,978
 Contributions                                                                 1,445,598
 Dividends                                                                       843,508
 Interest                                                                          3,353       12,316,437
                                                                          --------------
Prepaid expenses and other assets                                                                  16,285
                                                                                           --------------
Total assets                                                                                1,058,835,648
                                                                                           --------------

Liabilities:
Payables:
 Securities purchased                                                         12,542,892
 Withdrawals                                                                   1,374,165
 Investment adviser                                                               58,681       13,975,738
                                                                          --------------
Accrued expenses and other liabilities                                                             58,732
                                                                                           --------------
Total liabilities                                                                              14,034,470
                                                                                           --------------

Net Assets:
Net assets                                                                                 $1,044,801,178
                                                                                           ==============

Net Assets Consist of:
Partners' capital                                                                          $  907,592,061
Unrealized appreciation on investments--net                                                   137,209,117
                                                                                           --------------
Net assets                                                                                 $1,044,801,178
                                                                                           ==============



See Notes to Financial Statements.




November 30, 1999   20   Mercury U.S. Large Cap Fund


STATEMENT OF OPERATIONS
For the Six Months Ended November 30, 1999
MERCURY MASTER U.S. LARGE CAP PORTFOLIO
Investment Income:
Dividends                                                                                  $    4,346,947
Interest and discount earned                                                                      575,452
                                                                                           --------------
Total income                                                                                    4,922,399
                                                                                           ==============

Expenses:
Investment advisory fees                                                  $    2,490,344
Custodian fees                                                                    51,722
Accounting services                                                               44,329
Professional fees                                                                 29,175
Trustees' fees and expenses                                                       16,932
Offering costs                                                                     5,213
Other                                                                              8,147
                                                                          --------------
Total expenses                                                                                  2,645,862
                                                                                           --------------
Investment income--net                                                                          2,276,537
                                                                                           --------------

Realized & Unrealized Gain (Loss) on Investments--Net:
Realized loss from investments--net                                                           (11,262,063)
Change in unrealized appreciation/depreciation on investments--net                            148,229,229
                                                                                           --------------
Net realized and unrealized gain on investments                                               136,967,166
                                                                                           --------------
Net Increase in Net Assets Resulting from Operations                                       $  139,243,703
                                                                                           ==============



See Notes to Financial Statements.




November 30, 1999   21   Mercury U.S. Large Cap Fund



STATEMENTS OF CHANGES
IN NET ASSETS
MERCURY MASTER U.S. LARGE CAP PORTFOLIO

                                                                         For the Six        For the Period
                                                                         Months Ended     January 29, 1999++
                                                                         November 30,         to May 31,
Increase (Decrease)in Net Assets:                                            1999                1999
Operations:
Investment income--net                                                    $    2,276,537   $    1,647,889
Realized loss on investments--net                                            (11,262,063)      (1,326,283)
Change in unrealized appreciation/depreciation
  on investments--net                                                        148,229,229      (11,020,112)
                                                                          -------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                                 139,243,703      (10,698,506)
                                                                          -------------------------------

Net Capital Contributions:
Increase (decrease) in net assets derived from net capital
  contributions                                                              (18,242,666)     934,398,547
                                                                          -------------------------------

Net Assets:
Total increase in net assets                                                 121,001,037      923,700,041
Beginning of period                                                          923,800,141          100,100
                                                                          -------------------------------
End of period                                                             $1,044,801,178   $  923,800,141
                                                                          ===============================

++Commencement of operations.

  See Notes to Financial Statements.



November 30, 1999   22   Mercury U.S. Large Cap Fund



FINANCIAL HIGHLIGHTS

MERCURY MASTER U.S. LARGE CAP PORTFOLIO
The following ratios have been derived from information provided in the financial statements.

                                                                           For the Six       For the Period
                                                                           Months Ended    January 29, 1999++
                                                                           November 30,        to May 31,
                                                                               1999               1999
Ratios to Average Net Assets:
Expenses                                                                           .53%*            .54%*
                                                                          ===============================
Investment income--net                                                             .46%*            .61%*
                                                                          ===============================

Supplemental Data:
Net assets, end of period (in thousands)                                  $    1,044,801      $   923,800
                                                                          ===============================
Portfolio turnover                                                                31.25%           17.13%
                                                                          ===============================

 *Annualized.
++Commencement of operations.

  See Notes to Financial Statements.




November 30, 1999   23   Mercury U.S. Large Cap Fund




NOTES TO FINANCIAL STATEMENTS


MERCURY MASTER U.S. LARGE CAP PORTFOLIO

1  Significant Accounting Policies:
Mercury Master U.S. Large Cap Portfolio (the "Portfolio") is part of Mercury Asset Management Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Portfolio's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and the last available ask price for short positions. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short positions in securities traded in the over-the-counter market are valued at the last available ask price prior to the time of valuation. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies to seek to increase its return by hedging its holdings against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


November 30, 1999   24   Mercury U.S. Large Cap Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


* Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Portfolio is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolio's records. However, the effect on operations is recorded from the date the Portfolio enters into such contracts.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Portfolio is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Portfolio will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Portfolio. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

2  Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Mercury Asset Management International Ltd. ("Mercury International"), an affiliate of Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.


November 30, 1999   25   Mercury U.S. Large Cap Fund


NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)


Mercury International is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .50% of the average daily value of the Portfolio's net assets. The Trust has entered into a Sub-Advisory Agreement with FAM with respect to the Portfolio, pursuant to which FAM provides investment advisory services with respect to the Portfolio's daily cash assets. Mercury International has agreed to pay FAM a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount that Mercury International actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement.

Accounting services are provided to the Portfolio by FAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Asset Management Funds, Inc., Mercury
International, FAM, PSI, and/or ML & Co.

3  Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 1999 were $298,259,183 and $307,707,264, respectively.

Net realized losses for the six months ended November 30, 1999 and net unrealized gains as of November 30, 1999 were as follows:

                                         Realized        Unrealized
                                          Losses           Gains

Long-term investments               $  (11,262,063)     $137,209,117
                                    --------------------------------
Total                               $  (11,262,063)     $137,209,117
                                    ================================

As of November 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $137,209,117, of which $169,905,901 related to appreciated securities and $32,696,784 related to depreciated securities. At November 30, 1999, the aggregate cost of investments for Federal income tax purposes was $887,522,146.

4  Capital Loss Carryforward:
At May 31, 1999, the Portfolio had a net capital loss carryforward of approximately $712,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.



November 30, 1999   26   Mercury U.S. Large Cap Fund



OFFICERS AND DIRECTORS


Jeffrey M. Peek, Director and President
David O. Beim, Director
James T. Flynn, Director
W. Carl Kester, Director
Karen P. Robards, Director
Terry K. Glenn, Director and
   Executive Vice President
Peter John Gibbs, Senior Vice President
Donald C. Burke, Vice President and
   Treasurer
Robert E. Putney, III, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260



November 30, 1999   27   Mercury U.S. Large Cap Fund